UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2010

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Update to Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

YRC Worldwide Inc. (the “Company”) is filing this Current Report on Form 8-K to update portions of its Annual Report on Form 10-K for the year ended December 31, 2008 (which was previously updated via the November 9, 2009 Form 8-K filing), its Quarterly Report on Form 10-Q for the three months ended March 31, 2009, its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2009, and its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009 to provide the guarantor subsidiary footnote disclosure, specifically, condensed consolidating financial information required by Rule 3-10 of Regulation S-X.

On February 11, 2010, the Company signed a note purchase agreement with certain investors pursuant to which such investors agreed, subject to the terms and conditions set forth therein, to purchase from the Company up to $70,000,000 in aggregate principal amount of its 6% Senior Convertible Notes due 2014 (the “Notes”). The Notes, when issued, will be guaranteed (such guarantees, the “Guarantees”) on a senior unsecured basis by certain of the Company’s existing domestic subsidiaries (collectively, the “Guarantors”). The Notes effectively are subordinated to all of the Company’s and the Guarantor subsidiaries’ existing and future secured indebtedness to the extent of the value of the assets securing such debt. Under the Securities Act of 1933, (the “Securities Act”), the Guarantees are separate securities and the Guarantors are the issuers of the Guarantees. Accordingly, each Guarantor of a registered security is subject to reporting requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will file a registration statement on Form S-3 with the Securities and Exchange Commission to register the resale of the Notes and the Guarantees (and the Company’s common stock issuable on account of the Notes) under the Securities Act. As a result, the Company is required to retrospectively disclose in a footnote to its financial statements unaudited condensed consolidating financial information of the Guarantors in accordance with Rule 3-10 of Regulation S-X. This condensed consolidating financial information is included in Part II - Item 8 “Financial Statements and Supplementary Data” in the update to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, and in Item 1 “Financial Statements” in the update to the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2009, its Quarterly Report on Form 10-Q for the three and six months ended June 30, 2009, and its Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008, Part II- Item 8. Financial Statements and Supplementary Data.

99.2	Updated financial information in the Quarterly Report on Form 10-Q for the three months ended March 31, 2009, Item 1. Financial Statements.

99.3	Updated financial information in the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2009, Item 1. Financial Statements.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009, Item 1. Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: February 11, 2010	By:	/s/ Phil J. Gaines
Phil J. Gaines
Senior Vice President—Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm.

99.1	Updated financial information in the Annual Report on Form 10-K for the year ended December 31, 2008, Part II - Item 8. Financial Statements and Supplementary Data.

99.2	Updated financial information in the Quarterly Report on Form 10-Q for the three months ended March 31, 2009, Item 1. Financial Statements.

99.3	Updated financial information in the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2009, Item 1. Financial Statements.

99.4	Updated financial information in the Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2009, Item 1. Financial Statements.

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